             Morgan Stanley Select Dimensions Investment Series Global Equity Portfolio
                          Item 77(O) 10F-3 Transactions
                        January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
MetroPCS  4/18/0    -  $23.00  $1,150,00  34,400   0.07%  1.10%   Bear,   Bear,
  Comm      7                    0,000                           Stearn    Stearns
unications                                                        s & Co,  & Co.,
Inc.,                Inc.   Inc.
                                                             & Co.,
                                                            Banc
                                                                  of America
                                                                  Securities
                                                                 LL,
                                                                  Merrill
                                                                Lynch &
                                                                  Co.,
                                                                Morgan
                                                                 Stanley,
                                                                 UBS,
                                                               Investment
                                                                 Bank,
                                                                Thomas
                                                                 Weisel
                                                                 Partners
                                                                LLC,
                                                                Wachovia,
                                                                Securities,
                                                                Raymond
                                                                 James
                                                                 Co.